Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to, and solely for purposes of, 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned hereby certifies in the capacity and on the date indicated below that:

1.  The Quarterly Report of Monro, Inc. ("Monro") on Form 10-Q for the period ended September 29, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Monro.

/s/ Brett T. Ponton	Dated: November 8, 2018
Brett T. Ponton
Chief Executive Officer and President
(Principal Executive Officer)

/s/ Brian J. D’Ambrosia	Dated: November 8, 2018
Brian J. D’Ambrosia
Executive Vice President – Finance, Treasurer and
Chief Financial Officer
(Principal Financial Officer)